UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 31, 2005
VISTACARE, INC.

(Exact name of registrant as specified in its chapter)

Delaware (State or other jurisdiction of incorporation)	000-50118 (Commission File Number)	06-1521534 (IRS Employer Identification No.)
4800 North Scottsdale Road,
Suite 5000
Scottsdale, Arizona 85251

(Address of principal executive offices)           (Zip Code)
Registrant’s telephone number, including area code: (480) 648-4545
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On August 31, 2005, VistaCare, Inc. issued a press release announcing that it entered into an agreement with Lovelace Sandia Health System to acquire Lovelace Sandia Hospice in Albuquerque, New Mexico for $4.5 million. The acquisition will add 80 to 90 patients to VistaCare’s census, and includes a five-year lease on the 11-bed inpatient unit at the Albuquerque Regional Medical Center. The acquisition is expected to be closed in mid- September. A copy of the press release is attached as Exhibit 99.1 to this report and is herein incorporated by reference.
Item 9.01. Financial Statements and Exhibits.
Exhibits:
     99.1                      Registrant’s press release, dated August 31, 2005.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTACARE, INC.
Date: September 1, 2005	By:	/s/ Stephen Lewis
	Name:	Stephen Lewis
	Title:	Secretary

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